OPPENHEIMER QUEST VALUE FUND, INC.
                       CLASS B SHARE CERTIFICATE (8-1/2" X 11")


I.    FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

                  (upper left corner, box with heading: NUMBER [of shares]

                  (upper right corner)  [share certificate no.] XX-000000

                  (upper right box, Class B SHARES
                  below cert. no.)

                  (centered
                  below boxes)      OPPENHEIMER QUEST VALUE FUND, INC.

                  INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

      (at left)   THIS IS TO CERTIFY THAT             (at right) SEE REVERSE FOR
                                                               CERTAIN
DEFINITIONS

                                                      (box with number)
                                                      CUSIP 6838OH 208

      (at left)       is the owner of

      (centered)        FULLY PAID AND NON-ASSESSABLE Class B SHARES OF
                        CAPITAL STOCK WITH THE PAR VALUE OF $.10 EACH OF

                        OPPENHEIMER QUEST VALUE FUND, INC.

                  hereinafter called the "Corporation", transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of Corporation and the signatures of its duly authorized officers.

                  (signature                    Dated:   (signature
                  at left of seal)              at      right     of seal)

            /s/ George C. Bowen                       /s/ Bridget Macaskill
            -----------------------                   -------------------
                  TREASURER                            PRESIDENT

                                 (centered at bottom)
                            1-1/2" diameter facsimile seal
                                     with legend
                          Oppenheimer Quest Value Fund, Inc.
                                         SEAL
                                         1979
                                       Maryland


(at lower right, printed
 vertically)                              Countersigned
                            OPPENHEIMERFUNDS SERVICES
                        (A DIVISION OF OPPENHEIMERFUNDS,
INC.)
                                          Denver (CO)             Transfer Agent

                                          By ____________________________
                                                Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not
                        as tenants in common

UNIF      GIFT/TRANSFER      MIN      ACT     -   __________________  Custodian
---------------
                                    (Cust)                              (Minor)

                                    UNDER UGMA/UTMA         ___________________
                                                                  (State)


Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)



----------------------------------------------------------------------
Please    print    or   type    name    and    address    of
assignee)

------------------------------------------------------

________________________________________________Class  B Shares of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: ______________________

                       Signed: __________________________

                                          -----------------------------------
                                          (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed              Name of Guarantor
                                    by:         _____________________________
                                                      Signature of
                                    Officer/Title

(text printed                 NOTICE: he    signature(s)  to  this assignment
must
vertically to right           correspond    with   the   name(s)   as   written
the                           upon the
of above paragraph)           face of the certificate in every particular
                              without     alteration    or    enlargement
                              or  any  change whatever.
(text printed in              Signatures must be guaranteed by a financial
box to left of                institution    of   the    type    described
current                       in the
signature(s))                 prospectus of the Corporation.




The Corporation will furnish to any stockholder, on request and without charge, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue.

PLEASE NOTE: This document contains a watermark               OppenheimerFunds
when viewed at an angle.  It is invalid without this          "four hands"
watermark:                                                     logotype



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      THIS SPACE MUST NOT BE COVERED IN ANY WAY









CERTIFIC\225CERT.B